EXHIBIT 10.10
SUPPLEMENT TO
COLLATERAL AGREEMENT
     This SUPPLEMENT, dated as of October [20], 2006 (this “Supplement”), is to the Collateral Agreement, dated as of August 23, 2006 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Collateral Agreement”), among the Grantors (such term, and other terms used in this Supplement, to have the meanings set forth in Article I of the Collateral Agreement) from time to time party thereto, in favor of THE CIT GROUP/BUSINESS CREDIT, INC., as the administrative agent (together with its successor(s) thereto in such capacity, the “Administrative Agent”) for each of the Secured Parties.
W I T N E S S E T H :
     WHEREAS, pursuant to a Credit Agreement, dated as of August 23, 2006 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers, the Lenders and the Administrative Agent, the have extended Commitments to make Extensions of Credit to the Borrower; and
     WHEREAS, pursuant to the provisions of Section 7.18 of the Collateral Agreement, each of the undersigned is becoming a Grantor under the Collateral Agreement; and
     WHEREAS, each of the undersigned desires to become a “Grantor” under the Collateral Agreement in order to induce the Lenders to continue to continue to make Extensions of Credit under the Credit Agreement;
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the undersigned agrees, for the benefit of each Secured Party, as follows.
Supplement to Collateral Agreement

     SECTION 1. Party to Collateral Agreement, etc. In accordance with the terms of the Collateral Agreement, by its signature below each of the undersigned hereby irrevocably agrees to become a Grantor under the Collateral Agreement with the same force and effect as if it were an original signatory thereto and each of the undersigned hereby (a) agrees to be bound by and comply with all of the terms and provisions of the Collateral Agreement applicable to it as a Grantor and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct as of the date hereof, unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date. In furtherance of the foregoing, each reference to a “Grantor” and/or “Grantors” in the Collateral Agreement shall be deemed to include each of the undersigned.
     SECTION 2. Representations. Each of the undersigned Grantor hereby represents and warrants that this Supplement has been duly authorized, executed and delivered by it and that this Supplement and the Collateral Agreement constitute the legal, valid and binding obligation of each of the undersigned, enforceable against it in accordance with its terms.
     SECTION 3. Full Force of Collateral Agreement. Except as expressly supplemented hereby, the Collateral Agreement shall remain in full force and effect in accordance with its terms.
     SECTION 4. Severability. Wherever possible each provision of this Supplement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Supplement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Supplement or the Collateral Agreement.
     SECTION 5. Governing Law, Entire Agreement, etc. THIS SUPPLEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). This Supplement and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter thereof and supersede any prior agreements, written or oral, with respect thereto.
     SECTION 6. Counterparts. This Supplement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.
* * * * *

2	Supplement to Collateral Agreement

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered by its Authorized Officer as of the date first above written.

ATX COMMUNICATIONS, INC.

By:	/s/ Corey Rinker

Name: Corey Rinker
Title: Assistant Secretary

CORECOMM-ATX, INC.

By:	/s/ Corey Rinker

Name: Corey Rinker
Title: Assistant Secretary

ATX LICENSING, INC.

By:	/s/ Corey Rinker

Name: Corey Rinker
Title: Assistant Secretary

ATX TELECOMMUNICATIONS SERVICES OF VIRGINIA, LLC

By:	/s/ Corey Rinker

Name: Corey Rinker
Title: Assistant Secretary

CORECOMM SERVICES, LLC

By:	/s/ Corey Rinker

Name: Corey Rinker
Title: Assistant Secretary
Supplement to Collateral Agreement

CORECOMM COMMUNICATIONS, LLC

By:	/s/ Corey Rinker

Name: Corey Rinker
Title: Assistant Secretary

CCL HISTORICAL, INC.

By:	/s/ Corey Rinker

Name: Corey Rinker
Title: Assistant Secretary

CORECOMM NEWCO, INC.

By:	/s/ Corey Rinker

Name: Corey Rinker
Title: Assistant Secretary

FCC HOLDCO I, INC.

By:	/s/ Corey Rinker

Name: Corey Rinker
Title: Assistant Secretary

CORECOMM-VOYAGER, INC.

By:	/s/ Corey Rinker

Name: Corey Rinker
Title: Assistant Secretary
Supplement to Collateral Agreement

CORECOMM INTERNET GROUP, INC.

By:	/s/ Corey Rinker

Name: Corey Rinker
Title: Assistant Secretary

VOYAGER INFORMATION NETWORKS, INC.

By:	/s/ Corey Rinker

Name: Corey Rinker
Title: Assistant Secretary

CCL HISTORICAL ILLINOIS, INC.

By:	/s/ Corey Rinker

Name: Corey Rinker
Title: Assistant Secretary

CCL HISTORICAL INDIANA, INC.

By:	/s/ Corey Rinker

Name: Corey Rinker
Title: Assistant Secretary

CCL HISTORICAL MARYLAND, INC.

By:	/s/ Corey Rinker

Name: Corey Rinker
Title: Assistant Secretary
Supplement to Collateral Agreement

CCL HISTORICAL MASSACHUSETTS, INC.

By:	/s/ Corey Rinker

Name: Corey Rinker
Title: Assistant Secretary

CCL HISTORICAL MICHIGAN, INC.

By:	/s/ Corey Rinker

Name: Corey Rinker
Title: Assistant Secretary

CCL HISTORICAL MISSOURI, INC.

By:	/s/ Corey Rinker

Name: Corey Rinker
Title: Assistant Secretary

CCL HISTORICAL NEW JERSEY INC.

By:	/s/ Corey Rinker

Name: Corey Rinker
Title: Assistant Secretary

CCL HISTORICAL NEW YORK, INC.

By:	/s/ Corey Rinker

Name: Corey Rinker
Title: Assistant Secretary
Supplement to Collateral Agreement

CCL HISTORICAL OHIO, INC.

By:	/s/ Corey Rinker

Name: Corey Rinker
Title: Assistant Secretary

CCL HISTORICAL PENNSYLVANIA, INC.

By:	/s/ Corey Rinker

Name: Corey Rinker
Title: Assistant Secretary

CCL HISTORICAL RHODE ISLAND, INC.

By:	/s/ Corey Rinker

Name: Corey Rinker
Title: Assistant Secretary

CCL HISTORICAL VERMONT, INC.

By:	/s/ Corey Rinker

Name: Corey Rinker
Title: Assistant Secretary

CCL HISTORICAL WEST VIRGINIA, INC.

By:	/s/ Corey Rinker

Name: Corey Rinker
Title: Assistant Secretary
Supplement to Collateral Agreement

CORTELYOU COMMUNICATIONS CORP.

By:	/s/ Corey Rinker

Name: Corey Rinker
Title: Assistant Secretary
Supplement to Collateral Agreement

ACCEPTED AND AGREED FOR ITSELF
AND ON BEHALF OF THE SECURED PARTIES:
THE CIT GROUP/BUSINESS CREDIT, INC.,
          as Administrative Agent

By:	/s/ Cyntra A. Trani

Name: Cyntra A. Trani
Title: Senior Vice President
Supplement to Collateral Agreement

SCHEDULES:

Schedule 3.6	Exact Legal Name; Jurisdiction of Organization; Taxpayer Identification Number; Registered Organization Number; Mailing Address; Chief Executive Office and other Locations

Schedule 3.9	Commercial Tort Claims

Schedule 3.10	Deposit Accounts

Schedule 3.11	Intellectual Property

Schedule 3.13	Investment Property and Partnership/LLC Interests

Schedule 3.14	Instruments

Schedule 3.16	Government Contracts

Schedule 3.17	Letter of Credit Rights

10	Supplement to Collateral Agreement

Schedule 3.6
Exact Legal Name, Jurisdiction Of Organization, Registered Organization Number, Taxpayer
Identification Number, Mailing Address, Chief Executive Office, Other Locations

	Jurisdiction		Taxpayer
Name of Obligor/Chief Executive Office and Principal	of	Organization	Identificatio
Place of Business	Organization	Number	n Number
ATX Communications, Inc. a Delaware corporation	Delaware	3067897	23-3032245
2100 Renaissance Blvd. King of Prussia, PA 19406
CoreComm-ATX, Inc., a Delaware corporation	Delaware	3205428	23-3060529
2100 Renaissance Blvd. King of Prussia, PA 19406
ATX Licensing, Inc., a Delaware corporation	Delaware	3196885	23-3039838
2100 Renaissance Blvd. King of Prussia, PA 19406
ATX Telecommunication Services of Virginia, LLC, a	Delaware	3258954	31-1773888
Delaware limited liability company 2100 Renaissance Blvd. King of Prussia, PA 19406
CoreComm Services, LLC, a Delaware corporation	Delaware	2903996	13-4010290
2100 Renaissance Blvd. King of Prussia, PA 19406
CoreComm Communications, LLC , a Delaware limited	Delaware	3069209	13-4072077
liability company 2100 Renaissance Blvd. King of Prussia, PA 19406
CCL Historical, Inc., a Delaware corporation	Delaware	3174330	23-3032245
2100 Renaissance Blvd. King of Prussia, PA 19406
CoreComm Newco, Inc. , a Delaware corporation	Delaware	2844822	13-3999233
2100 Renaissance Blvd. King of Prussia, PA 19406
FCC Holdco I, Inc. , a Delaware corporation	Delaware	2865171	13-4010292
2100 Renaissance Blvd. King of Prussia, PA 19406
CoreComm-Voyager, Inc. , a Delaware corporation	Delaware	2945832	13-4035008
2100 Renaissance Blvd. King of Prussia, PA 19406
CoreComm Internet Group, Inc. , a Delaware corporation	Delaware	2942700	13-4025753
2100 Renaissance Blvd. King of Prussia, PA 19406
Voyager Information Networks, Inc., a Michigan corporation	Michigan	131-537	13-4193817
2100 Renaissance Blvd. King of Prussia, PA 19406

	Jurisdiction		Taxpayer
Name of Obligor/Chief Executive Office and Principal	of	Organization	Identificatio n
Place of Business	Organization	Number	Number
CCL Historical Illinois, Inc., a Delaware corporation 2100 Renaissance Blvd. King of Prussia, PA 19406	Delaware	2918021	13-4035009
CCL Historical Indiana, Inc., a Delaware corporation 2100 Renaissance Blvd. King of Prussia, PA 19406	Delaware	2922779	13-4025750
CCL Historical Maryland, Inc., a Delaware corporation 2100 Renaissance Blvd. King of Prussia, PA 19406	Delaware	2719280	13-3998980
CCL Historical Massachussets, Inc., a Delaware corporation 2100 Renaissance Blvd. King of Prussia, PA 19406	Delaware	2719279	13-3998985
CCL Historical Michigan, Inc., a Delaware corporation 2100 Renaissance Blvd. King of Prussia, PA 19406	Delaware	2922781	13-4025756
CCL Historical Missouri, Inc., a Delaware corporation 2100 Renaissance Blvd. King of Prussia, PA 19406	Delaware	2922783	13-4025759
CCL Historical New Jersey, Inc., a Delaware corporation 2100 Renaissance Blvd. King of Prussia, PA 19406	Delaware	2719283	13-3998987
CCL Historical New York, Inc., a Delaware corporation 2100 Renaissance Blvd. King of Prussia, PA 19406	Delaware	2681833	13-3917158
CCL Historical Ohio, Inc., a Delaware corporation 2100 Renaissance Blvd. King of Prussia, PA 19406	Delaware	3049460	13-4072081
CCL Historical Rhode Island, Inc., a Delaware corporation 2100 Renaissance Blvd. King of Prussia, PA 19406	Delaware	2994043	13-4041956
CCL Historical Vermont, Inc., a Delaware corporation 2100 Renaissance Blvd. King of Prussia, PA 19406	Delaware	2994047	13-4041988
CCL Historical West Virginia, Inc., a Delaware corporation 2100 Renaissance Blvd. King of Prussia, PA 19406	Delaware	3003266	13-4046472
CCL Historical Pennsylvania, Inc., a Delaware corporation 2100 Renaissance Blvd. King of Prussia, PA 19406	Delaware	2719282	13-3998991
Cortelyou Communications Corp., a Delaware corporation 2100 Renaissance Blvd. King of Prussia, PA 19406	Delaware	2845022	13-3985943

Other locations

DATE OF
LESSOR	LEASE	NOTICE ADDRESS	LEASE PREMISES
Liberty Property Limited Partnership	8/8/2003	65 Valley Stream Rd Ste 100 Malvern PA 19355	2100 Renaissance Blvd. King of Prussia, PA 19406

Robert E. Tramo Co.	3/9/2004	3265 Sunset Lane	3275 Sunset Lane

		Hatboro, PA	Hatboro, PA

Parkade Management 2	1/1/2002	518 Market ST, PO Box 743, Camden NJ 08101	Central Camden Parkade Building 518 Market St. Camden NJ

Franklin Allentown Associates LP	8/2/2001	PO Box 1487, Blue Bell PA 19422	1275 Glenlivet Drive, Suite 300, Allentown PA 18106

Szeles Investment co Ltd	10/1/2000	5112 Lancaster St, Harrisburg PA 17111	Evergreen Center 101 Erford Road Camp Hill PA 17011

MIE Properties, INC.	8/17/1998	5720 Executive Drive	Cromwell Center

		Baltimore, MD 21228	809 Gleneagles Court

Towson, MD 21286

Plaza 9 Assoc LP	7/17/2000	4 Brighton Rd, Suite 20, Clifton NJ 07012	900 Route 9 North 2nd Floor WoodbridgeNJ

Interexchange 4 Assoc LP	7/15/2000	1 Belmont Ave, #401, Bala Cynwyd PA 19004	100 Century Parkway Century Corporate Center Mount Laurel Township NJ

Atapco Christina Inc	7/19/1999	PO Box 406415, Atlanta GA 30384	220 Continental Drive Newark DE 19713

Callowhill management	6/1/1998	401 N Broad St, Phila PA 19108	401 N Broad St, Phila PA 19108[1]

Executive Office Place	2/27/2006	200 E. Campus View Blvd, Columbus, Ohio 43235	200 E. Campus View Blvd, Suite 200, Columbus, Ohio 43235

[1]	Lease renewed on July 21, 2006 for ten years as of August 1, 2006.

DATE OF
LESSOR	LEASE	NOTICE ADDRESS	LEASE PREMISES
Walnut Bridge Assoc	1/2/1993	c/o UCH PO Box 1524, Bryn	2400 Walnut Street
		Mawr PA 19010	Philadelphia PA

One Technology Center, TX-13,
WilTel		100 South Cincinnati, Tulsa,
Communications, Inc.	12/22/2005	Oklahoma 74103	60-month capacity IRU

			Zip
Street Address	City	State	Code
38 W CHURCH ST	BLACKWOOD	NJ	8012
10 TANSBORO RD	BERLIN	NJ	8009
446 HIGH ST	BURLINGTON	NJ	8016
588 HADDON AV	COLLINGSWOOD	NJ	8108
12 N SEVENTH ST	CAMDEN	NJ	8104
2501 CHURCH RD	CHERRY HELL	NJ	8002
1606 PENNINGTON RD	EWINGVILLE -MERCER	NJ	8618
N DELSEA DR & FOCER	GLASSBORO	NJ	8028
1190 MARKET ST	GLOUCESTER CITY	NJ	8030
35 S HADDON AV	HADDONFIELD	NJ	8033
29 BROADWAY	LAUREL SPRINGS	NJ	8021
10 MAPLE AV	MARLTON	NJ	8053
2360 NOTTINGHAM WY	MERCERVILLE	NJ	8619
105 E MAIN ST	MOORESTOWN-BURLINGTO	NJ	8057
138 WASHINGTON RD	PENNS NECK	NJ	8540
239 NASSAU ST	PRINCETON	NJ	8540
243 E STATE ST	TRENTON	NJ	8608

			Zip
Street Address	City	State	Code
100 S SIXTH ST	VINELAND	NJ	8360
30 CURTIS AV	WOODBURY	NJ	8096
95 WILLIAM ST	NEWARK	NJ	7102
723 LINDEN ST	ALLENTOWN	PA	NONE
20 N SPRING GARDEN S	AMBLER	PA	19002
116 E LANCASTER	ARDMORE	PA	19003
321 LEVERING MILL R	BALA-CYNWYD	PA	19004
525 N NEW ST	BETHLEHEM	PA	NONE
220 POND ST	BRISTOL	PA	19007
1102 LANCASTER AV	BRYN MAWR	PA	19010
1518 BUSTLETON PIKE	CHURCHVILLE	PA	18966
181 NORTH LN	CONSHOHOCKEN	PA	19428
255 UNION ST	DOYLESTOWN	PA	18901
2920 FORREST AV	EDDINGTON	PA	NONE
30 S CHESTER PIKE	GLENOLDEN	PA	19036
29 E MORELAND AV	HATBORO	PA	19040
100 GREENWOOD AV	JENKINTOWN	PA	19046
540 ALLENDALE RD.	KING OF PRUSSIA	PA	19406
9225 W CHESTER PIKE	KIRKLYN	PA	19082
31 S MEDIA LINE RD	LARCHMONT	PA	NONE
100 S BROAD ST	LANSDALE	PA	19446
48-56 N LANSDOWNE A	LANSDOWNE	PA	19050
1625 NEWPORT GAP P	MARSHALLTON	DE	NONE
BLDG 400 DEKALB	NORRISTOWN	PA	NONE

			Zip
Street Address	City	State	Code
1 WASHINGTON ST	NEWARK	DE	19711
125 CIRCULAR AV	PAOLI	PA	19301
8318 GERMANTOWN A	PHILADELPHIA	PA	19118
2000 S BROAD ST	PHILADELPHIA	PA	19145
3810 CHESTNUT ST	PHILADELPHIA	PA	19108
4808 LEIPER ST	PHILADELPHIA	PA	19124
1631 ARCH ST	PHILADELPHIA	PA	19103
991 PEIFFERS LANE	HARRISBURG	PA	17111
7180 CHARLES ST	PHILADELPHIA	PA	19135
2210 LOTT AVE	PHILADELPHIA	PA	19115
423 S 17TH ST	PHILADELPHIA	PA	19146
7254 RISING SUN AV	PHILADELPHIA	PA	19111
235 KING ST	POTTSTOWN	PA	19464
900 BALTIMORE PIKE	SPRINGFIELD-DELAWAR-	PA	19064
50 BRIMFIELD RD	TROOPER	PA	19401
7901 NEW FALLS RD	TULLYTOWN	PA	19007
300 W LANCASTER AV	WAYNE	PA	19087
401 S HIGH ST	WEST CHESTER	PA	19380
229 OLD YORK RD	WILLOW GROVE	PA	19090
901 TATNALL ST	WILMINGTON	DE	19801
1045 WISC AV NW	WASHINGTON	DC	20007
323 N CHARLES ST	BALTIMORE	MD	21201

Foreign qualifications

ATX Communications, Inc.	Delaware

CoreComm-ATX, Inc.	Delaware	Pennsylvania New Jersey Maryland District of Columbia

ATX Licensing, Inc.	Delaware	Pennsylvania New Jersey Maryland District of Columbia

ATX Telecommunication Services of Virginia, LLC	Delaware

CoreComm Services, LLC	Delaware	Pennsylvania New Jersey Maryland District of Columbia

CoreComm Communications, LLC	Delaware

CCL Historical, Inc.	Delaware

CoreComm Newco, Inc.	Delaware

FCC Holdco I, Inc.	Delaware

CoreComm-Voyager, Inc.	Delaware

CoreComm Internet Group, Inc.	Delaware

Voyager Information Networks, Inc.	Michigan

CCL Historical Illinois, Inc.	Delaware

CCL Historical Indiana, Inc.	Delaware

CCL Historical Maryland, Inc.	Delaware

CCL Historical Massachussets, Inc.	Delaware

CCL Historical Michigan, Inc.	Delaware

CCL Historical Missouri, Inc.	Delaware

CCL Historical New Jersey, Inc.	Delaware

CCL Historical New York, Inc.	Delaware

CCL Historical Ohio, Inc.	Delaware

CCL Historical Rhode Island, Inc.	Delaware

CCL Historical Vermont, Inc.	Delaware

CCL Historical West Virginia, Inc.	Delaware

CCL Historical Pennsylvania, Inc.	Delaware

Cortelyou Communications Corp.	Delaware

Schedule 3.9
Commercial Torts Claims
None

     Schedule 3.10
Deposit Accounts

BANK NAME	ACCOUNT	ACCOUNT	ACCOUNT	ABA
	NAME	TYPE	NUMBER	NUMBER
Firstrust Bank

107 Coulter	Corecomm —
Avenue	ATX	Commercial
	Incorporated	Checking
Ardmore, PA			701305260	236073801
19003

	Corecomm —	Small
Firstrust Bank	Newco	Business
	Incorporated	Checking
			701310435	236073801

US Bank

OH-04-0714
Core Comm
175 South Third Street	Newco Inc.

	DBA Wireless	Checking	000488872532	042000013
4th Floor	Outlet
Columbus, OH
43215-5134

US Bank	Corecomm
Services Inc. —
	Payroll	Checking	488940255	042000013

Voyager. Net

US Bank	Operating
	Account	Checking	0821605995	042000013

Checking

US Bank	Corecomm—		130103043969	042000013
	Voyager Inc.	Checking — ZBA

	ACCOUNT	ACCOUNT	ACCOUNT	ABA
BANK NAME	NAME	TYPE	NUMBER	NUMBER
		Premium
	Corecomm—	Business
US Bank	Newco, Inc.	Checking	130105718535	042000013

		Premium
	Corecomm—	Business
US Bank	ATX, Inc.	Checking	130105718543	042000013

		Premium
	Corecomm—	Business
US Bank	Voyager, Inc.	Checking	130103011131	042000013

	Corecomm —
	ATX	Sweep
Firstrust Bank	Incorporated	Investment	131033749	236073801

		Premium
		Business
	Corecomm—	Money
US Bank	Newco, Inc.	Market	130105718865	042000013

		Premium
		Business
US Bank	Corecomm— ATX, Inc.	Money Market	130105718873	042000013

		Premium
		Business
	Corecomm—	Money
US Bank	Voyager, Inc.	Market	130105718881	042000013

Schedule 3.11
Intellectual Property
(ATX Communications, Inc. and its subsidiaries)
All Intellectual Property Rights are owned by CoreComm-ATX, Inc.
Item A. Patents
None
Item C. Trademarks

Trademark	Reg. No./ (App. No.)
ATX POWERFAX BROADCAST	2308963
ATX REAL INTELLIGENCE	2303911
ATX PARTNERSHIP PROGRAM	2443694
ATX TELECOMMUNICATIONS SERVICES	2015476
ATX MEGAWATS	1976409
LINESHIELD	2,451,615
IMAGINE ALL IT CAN BE.BUSINESS	2591020
FAMILY PLACE	2471565
FAMILY PLACE	2471564
DESIGN ONLY (OF GLOBE WITH OUTLINES OF CONTINENTS AND WITH RINGS OR ORBITS)	2348169
WE KEEP YOU CONNECTED	2632371
DESIGN (MULTIPLE TELEPHONES)	2379721
DESIGN (ONE TELEPHONE)	2379720
DESIGN (MOUSE WITH GLOBE)	2383326
DESIGN (CELLPHONE)	2379719
DESIGN (TELEPHONE WITH FLAG)	2404005
DESIGN (BEEPER)	2412316
DESIGN (BOX WITH RIBBON)	2391634
ATX E.BUSINESS SERVICES	(76189470)
ECHAT	2699354

Item D. Trademark Licenses
N/A
Item E. Domain Names

atxagents.com
atxweb.com
atx-tcs.com
atx.net
atxasp.com
hostatx.com
thinkatx.com
atx.com
atxmail.com
atx-communications.com
atx-tac.com
atxassociations.com
atxcommunications.com
atxinsight.com
atxsell.com
atxsm.com
atxsm.net
atxsuccess.com
atxsuccessmanagement.com
atxsuccessmanagement.net
atxsurveys.com

Item F. Copyrights/Mask Works

Copyright Title	Reg. No/(App.No.)
ATX Telecommunications Services 3/1993 General Marketing Brochure	TX3509284

Schedule 3.13
Investment property
Securities Accounts
None
Certificated Securities

	Issuer	Shareholder	Certificate No.	No. of Shares
1.	ATX Communications, Inc.	Broadview Networks	15	972,500
		Holdings, Inc.

2.	CoreComm Internet Group, Inc.	CoreComm	4	1,500
		Communications, LLC
		(formerly CoreComm
		Communications, Inc.)

3.	CoreComm-ATX, Inc.	CoreComm	2	1,500
		Communications, LLC
		(formerly CoreComm
		Communications, Inc.)

4.	FCC Holdo I, Inc.	CoreComm	5	1,500
		Communications, LLC
		(formerly CoreComm
		Communications, Inc.)

	Issuer	Shareholder	Certificate No.	No. of Shares
5.	CoreComm Newco, Inc.	CoreComm	5	1,500
		Communications, LLC
		(formerly CoreComm
		Communications, Inc.)

6.	CoreComm-Voyager, Inc.	CoreComm	1	1,500
		Communications, LLC
		(formerly CoreComm
		Communications, Inc.)

8.	CCL Historical Illinois,	CoreComm Newco, Inc.	2	1,500
	Inc. (formerly CoreComm
	Illinois, Inc.)

9.	CCL Historical Indiana,	CoreComm Newco, Inc.	2	1,500
	Inc. (formerly CoreComm
	Indiana, Inc.)

10.	CCL Historical Maryland,	CoreComm Newco, Inc.	2	1,000
	Inc. (formerly CoreComm
	Maryland, Inc.)

11.	CCL Historical	CoreComm Newco, Inc.	2	1,000
	Massachusetts, Inc.
	(formerly CoreComm
	Massachusetts, Inc.)

12.	CCL Historical Michigan,	CoreComm Newco, Inc.	3	1,500
	Inc. (formerly CoreComm
	Michigan, Inc.)

	Issuer	Shareholder	Certificate No.	No. of Shares
13.	CCL Historical Missouri,	CoreComm Newco, Inc.	2	1,500
	Inc. (formerly CoreComm Missouri, Inc.)

14.	CCL Historical New	CoreComm Newco, Inc.	2	1,000
	Jersey, Inc. (formerly
	CoreComm New Jersey, Inc.)

15.	CCL Historical New York,	CoreComm Newco, Inc.	2	100
	Inc. (formerly CoreComm
	New York, Inc.)

16.	CCL Historical Ohio, Inc.	CoreComm Newco, Inc.	1	1,500
	(formerly CoreComm
	Ohio, Inc.)

17.	CCL Historical	CoreComm Newco, Inc.	2	1,000
	Pennsylvania, Inc.
	(formerly CoreComm
	Pennsylvania, Inc.)

18.	CCL Historical Rhode	CoreComm Newco, Inc.	2	1,500
	Island, Inc. (formerly
	CoreComm Rhode Island, Inc.)

19.	CCL Historical Vermont,	CoreComm Newco, Inc.	2	1,500
	Inc. (formerly CoreComm
	Vermont, Inc.)

	Issuer	Shareholder	Certificate No.	No. of Shares
20.	CCL Historical West	CoreComm Newco, Inc.	2	1,500
	Virginia, Inc. (formerly
	CoreComm West Virginia, Inc.)

21.	Cortelyou Communications Corp.	FCC Holdco I, Inc.	2	1,500

22.	Voyager Information	CoreComm-Voyager, Inc.	20	787,819
	Networks, Inc.

23.	Voyager Data Services, Inc.	CoreComm-Voyager, Inc.	2	1,000

24.	ATX Licensing, Inc.	CCL Historical, Inc.	1	10
		(formerly ATX
		Telecommunications
		Services, Inc.)

25.	CoreComm Internet Group,	CoreComm	3	1,500
	Inc.	Communications, LLC
		(formerly CoreComm
		Communications, Inc.)

26.	CCL Historical Wisconsin,	CoreComm Newco, Inc.	2	1,500
	Inc. (formerly CoreComm
	Wisconsin, Inc.)

Partnerships / LLC Interests

Issuer	Shareholder	Certificate number (if any)	Percentage of ownership
ATX Telecommunication Services of Virginia, LLC, a Delaware limited liability company	ATX Licensing, Inc.	N/A	100%

2100 Renaissance Blvd.

King of Prussia, PA 19406

CoreComm Services, LLC, a Delaware corporation 2100 Renaissance Blvd. King of Prussia, PA 19406	CoreComm Communications, LLC	N/A	100%

CoreComm Communications, LLC , a Delaware limited liability company 2100 Renaissance Blvd. King of Prussia, PA 19406	ATX Communications, Inc.	N/A	100%

Schedule 3.14
Instruments
None

Schedule 3.16
Government Contracts

Jan 2006 thru Aug 2006
Total Pretax Billed
Account Name	Charges	Total Charges
Central Bucks School District	$128 479,10	$133 160,08
Trenton Board of Education	$124 968,69	$128 334,61
Delaware Solid Waste Authority	$89 517,15	$90 438,90
City of Philadelphia	$88 304,95	$88 304,95
County of Bucks	$82 059,91	$86 146,44
Township of Ocean School Dist.	$85 887,02	$85 893,02
Lyndhurst Board of Education	$80 889,51	$81 876,04

Note:

1.	Pretax billed charges includes all service level charges including surcharges and fees (account level billing charge, 911 fees, etc.).

2.	Total charges includes all current charges assessed on the account to include federal, state, and local taxes.

3.	Pretax Billed Charges and Total Charges do not include late fees assessed to an account that is not current.
Source:
1.	End of Billing Cycle Report: Revenue by Account

Schedule 3.17
Letters of credit rights
None